Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 632,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	87,348.25
Total Offset Amount	0.00
Net Fee	$ 87,348.25
Final Prospectus	false